As filed with the Securities and Exchange Commission on April 21, 2017

Registration No. 333-216007

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

  Amendment No. 4

to

FORM S-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

CATASYS, INC.

(Exact name of registrant as specified in its charter)

Delaware	8090	88-0464853
(State of Incorporation)	(Primary Standard Industrial Classification Code Number)	(IRS Employer Identification No.)

11601 Wilshire Boulevard, Suite 1100

Los Angeles, California 90025

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Terren S. Peizer

Chief Executive Officer

c/o Catasys, Inc.

11601 Wilshire Boulevard, Suite 1100

Los Angeles, California 90025

(310) 444-4300

(Name, address, including zip code, and telephone number, including, area code, of agent for service)

Copies to:

Kenneth R. Koch, Esq. Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. The Chrysler Center 666 Third Avenue New York, NY 10017 (212) 935-3000 (telephone number) (212) 983-3115 (facsimile number)	Mitchell S. Nussbaum, Esq. Norwood Beveridge, Esq. Lili Taheri, Esq. Loeb & Loeb LLP 345 Park Avenue New York, NY 10154 (212) 407-4000 (telephone number) (212) 407-4990 (facsimile number)

Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this registration statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box.    ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☒
		Emerging growth company	☐

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act .     ☐

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

Catasys, Inc. is filing this Amendment No. 4 to its registration statement on Form S-1 (File No. 333-216007), as amended (the “Registration Statement”), to file Exhibits No. 1.1 and 5.1 to the Registration Statement. Accordingly, this Amendment No. 4 to the Registration Statement only consists of the facing page, this explanatory note, the signature page to the Registration Statement, the Exhibit Index and Exhibits No. 1.1 and 5.1 filed herewith. Parts I and II of the Registration Statement are unchanged and have therefore been omitted.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, California, on April 21, 2017.

CATASYS, INC.

By:	/s/ Terren S. Peizer
Terren S. Peizer
Chairman of the Board of Directors and Chief Executive Officer (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title(s)	Date

/s/ TERREN S. PEIZER	Chairman of the Board of Directors	April 21, 2017
Terren S. Peizer	and Chief Executive Officer
(Principal Executive Officer)

/s/ SUSAN ETZEL	Chief Financial Officer	April 21, 2017
Susan Etzel	(Principal Financial and
Accounting Officer)

/s/ RICHARD A. ANDERSON	President, Chief Operating Officer	April 21, 2017
Richard A. Anderson	and Director

/s/ RICHARD BERMAN	Director	April 21, 2017
Richard Berman

/s/ DAVID E. SMITH	Director	April 21, 2017
David Smith

/s/ MARVIN IGELMAN	Director	April 21, 2017
Marvin Igelman

/s/ STEVE GORLIN	Director	April 21, 2017
Steve Gorlin

/s/ RICHARD J. BERMAN	Director	April 21, 2017
Richard J. Berman

/s/ MARC CUMMINS	Director	April 21, 2017
Marc Cummins

EXHIBIT INDEX UPDATE

No.	Description
1.1*	Form of Underwriting Agreement.
3.1

Certificate of Incorporation of Catasys, Inc., filed with the Secretary of State of the State of Delaware on September 29, 2003, incorporated by reference to exhibit of the same number of Catasys Inc.’s Form 8-K filed with the Securities and Exchange Commission on September 30, 2003.

3.2

Certificate of Amendment to Certificate of Incorporation of Catasys, Inc., incorporated by reference to exhibit of the same number to Catasys, Inc.’s annual report on Form 10-K filed with the Securities and Exchange Commission for the year ended December 31, 2010.

3.3

Certificate of Amendment, as corrected by the Certificate of Correction, to Certificate of Incorporation of Catasys, Inc., incorporated by reference to exhibit of the same number to Catasys, Inc.’s Registration Statement on Form S-1/A filed with Securities and Exchange Commission on September 9, 2011.

3.4

Certificate of Amendment of the Certificate of Incorporation of Catasys, Inc., incorporated by reference to exhibit 3.1 of Catasys, Inc.’s current report on Form 8-K filed with the Securities and Exchange Commission on August 10, 2012.

3.5

Certificate of Amendment of the Certificate of Incorporation of Catasys, Inc., incorporated by reference to exhibit 3.1 of Catasys, Inc.’s current report on Form 8-K filed with the Securities and Exchange Commission on May 7, 2013.

3.6	By-Laws of Catasys, Inc., incorporated by reference to exhibit of the same number of Catasys, Inc.’s Form 8-K filed with the Securities and Exchange Commission on September 30, 2003.
4.1

Specimen Common Stock Certificate, incorporated by reference to exhibit of the same number to Catasys Inc.’s annual report on Form 10-K filed with the Securities and Exchange Commission for the year ended December 31, 2005.

4.2	Form of Common Stock Purchase Warrant incorporated by reference to exhibit 4.2 of Catasys, Inc.’s Form 8-K filed with the Securities and Exchange Commission on July 31, 2015.
4.3

Form of 12% Original Issue Discount Convertible Debenture Due January 18, 2016 incorporated by reference to Exhibit 4.1 of Catasys, Inc.’s Form 8-K filed with the Securities and Exchange Commission on July 31, 2015.

4.4	Form of 8% Promissory Note, dated July 22, 2015, incorporated by reference to Exhibit 4.1 of Catasys, Inc.’s Form 8-K filed with the Securities and Exchange Commission on July 24, 2015.
4.5	Form on Common Stock Purchase Warrant incorporated by reference to Exhibit 4.2of Catasys, Inc.’s Form 8-K filed with the Securities and Exchange Commission on April 21, 2015.
4.6

Form of 12% Original Issue Discount Convertible Debenture Due January 18, 2016 incorporated by reference to Exhibit 4.1 of Catasys, Inc.’s Form 8-K filed with the Securities and Exchange Commission on April 21, 2015.

4.7	Form of Warrant incorporated by reference to Exhibit 4.1 of Catasys, Inc.’s current report on Form 8-K filed with the Securities and Exchange Commission on February 3, 2014.
4.8	Form of Warrant incorporated by reference to Exhibit 4.1 of Catasys, Inc.’s current report on Form 8-K filed with the Securities and Exchange Commission on May 30, 2014.
4.9

Form of 8% Promissory Note, dated March 30, 2016, incorporated by reference to Exhibit 4.9 of Catasys, Inc.’s current report on form 10-K filed with the Securities and Exchange Commission on March 30, 2016.

4.10

Form of First Amendment and Restated 8% Promissory Note, dated April 27, 2016, incorporated by reference to Exhibit 4.1 of Catasys, Inc.’s current report on Form 10-Q filed with the Securities and Exchange Commission on May 13, 2016.

4.11

Form of Common Stock Purchase Warrant, dated April 27, 2016, incorporated by reference to Exhibit 4.2 of Catasys, Inc.’s current report on Form 10-Q filed with the Securities and Exchange Commission on May 13, 2016.

4.13	Form of 8% Promissory Note, dated March 30, 2016, incorporated by reference to Exhibit 4.3 of Catasys, Inc.’s Form 10-Q filed with the Securities and Exchange Commission on May 13, 2016.
4.14	Form of Common Stock Purchase Warrant, dated March 30, 2016, incorporated by reference to Exhibit 4.4 of Catasys Inc.’s Form 10-Q filed with the Securities and Exchange Commission on May 13, 2016.
4.15

Form of Second Amended and Restated Promissory Note, dated May 24, 2016, incorporated by reference to Exhibit 4.1 of Catasys Inc’s Form 10-Q filed with the Securities and Exchange Commission on August 15, 2016.

4.16	Form of Common Stock Purchase Warrant, dated May 24, 2016, incorporated by reference to Exhibit 4.2 of Catasys Inc.’s Form 10-Q filed with the Securities and Exchange Commission on August 15, 2016.
4.17

Form of Third Amended and Restated Promissory Note, dated June 2, 2016, incorporated by reference to Exhibit 4.3 of Catasys Inc.’s Form 10-Q filed with the Securities and Exchange Commission on August 15, 2016.

4.18	Form on Common Stock Purchase Warrant, dated June 2, 2016, incorporated by reference to Exhibit 4.4 of Catasys Inc.’s Form 10-Q filed with the Securities and Exchange Commission on August 15, 2016.
4.19

Form of Fourth Amended and Restated Promissory Note, dated June 22, 2016, incorporated by reference to Exhibit 4.5 of Catasys Inc.’s Form 10-Q filed with the Securities and Exchange Commission on August 15, 2016.

4.20	Form of Common Stock Purchase Warrant, dated June 22, 2016, incorporated by reference to Exhibit 4.6 of Catasys Inc.’s Form 10-Q filed with the Securities and Exchange Commission on August 15, 2016.
4.21

Form of Fifth Amended and Restated Promissory Note, dated July 5, 2016, incorporated by reference to Exhibit 4.7 of Catasys Inc.’s Form 10-Q filed with the Securities and Exchange Commission on August 15, 2016.

4.22	Form of Common Stock Purchase Warrant, dated July 5, 2016, incorporated by reference to Exhibit 4.8 of Catasys Inc.’s Form 10-Q filed with the Securities and Exchange Commission on August 15, 2016.
4.23

Form of Sixth Amended and Restated Promissory Note, dated July 21, 2016, incorporated by reference to Exhibit 4.9 of Catasys Inc.’s Form 10-Q filed with the Securities and Exchange Commission on August 15, 2016.

4.24	Form of Common Stock Purchase Warrant, dated July 21, 2016, incorporated by reference to Exhibit 4.10 of Catasys Inc.’s Form 10-Q filed with the Securities and Exchange Commission on August 15, 2016.
4.25	Form of Senior Promissory Note, dated August 15, 2016, incorporated by reference to Exhibit 4.13 of Catasys Inc.’s Form 10-Q filed with the Securities and Exchange Commission on August 15, 2016.
4.26

Form of Common Stock Purchase Warrant, dated August 15, 2016, incorporated by reference to Exhibit 4.14 of Catasys Inc.’s Form 10-Q filed with the Securities and Exchange Commission on August 15, 2016.

4.27	Form of 8% Senior Convertible Debenture due March 15, 2017, incorporated by reference to Exhibit 4.1 of Catasys, Inc.’s Form 8-K filed with the Securities and Exchange Commission on December 23, 2016.
4.28	Form of Common Stock Purchase Warrant, incorporated by reference to Exhibit 4.2 of Catasys, Inc.’s Form 8-K filed with the Securities and Exchange Commission on December 23, 2016.
4.29	8% Series B Convertible Debenture, dated December 29, 2016, incorporated by reference to Exhibit 4.1 of Catasys, Inc’s Form 8-K filed with the Securities and Exchange Commission on December 30, 2016.
4.30	Common Stock Purchase Warrant, dated December 29, 2016, incorporated by reference to Exhibit 4.2 of Catasys, Inc.’s Form 8-K filed with the Securities and Exchange Commission on December 30, 2016.
4.31	8% Series B Convertible Debenture, dated January 31, 2017, incorporated by reference to Exhibit 4.1 of Catasys, Inc.’s Form 8-K filed with the Securities and Exchange Commission on February 1, 2017.
4.32	Common Stock Purchase Warrant, dated January 31, 2017, incorporated by reference to Exhibit 4.2 filed with the Securities and Exchange Commission on February 1, 2017.
4.33	Form of Amendment to Warrant dated March 29, 2017, incorporated by reference to Exhibit 4.33 filed with the Securities and Exchange Commission on March 31, 2017.
4.34*	Form of Representative’s Warrant (included in Exhibit 1.1)
5.1*	Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
10.1#

Employment Agreement between Catasys, Inc. and Terren S. Peizer, dated September 29, 2003, incorporated by reference to exhibit of the same number to Catasys Inc.’s annual report on Form 10-K filed with the Securities and Exchange Commission for the year ended December 31, 2005.

10.2#

Employment Agreement between Catasys, Inc. and Richard A. Anderson, dated April 19, 2005, incorporated by reference to exhibit of the same number to Catasys Inc.’s annual report on Form 10-K filed with the Securities and Exchange Commission for the year ended December 31, 2005.

10.3#	Amendment to Employment Agreement of Richard A. Anderson, dated July 16, 2008, incorporated by reference to Exhibit 10.1 of Catasys Inc.’s current report on Form 8-K filed with the Securities and Exchange Commission on July 18, 2008.
10.4#	Form of Stock Option Grant Notice, incorporated by reference to exhibit 10.4 of Catasys, Inc.'s Form 10-K filed with the Securities and Exchange Commission on March 31, 2015.
10.5#	2010 Stock Incentive Plan incorporated by reference to exhibit C of Catasys, Inc.’s Information Statement on Schedule 14C filed with the Securities and Exchange Commission on June 4, 2012.
10.6

Amendment to 12% Original Issue Discount Convertible Debenture incorporated by reference to exhibit 10.2 of Catasys, Inc.’s Form 8-K filed with the Securities and Exchange Commission on October 16, 2015.

10.7	Securities Purchase Agreement, dated October 16, 2015, incorporated by reference to Exhibit 10.1 of Catasys, Inc.’s Form 8-K filed with the Securities and Exchange Commission on October 16, 2015.
10.8	Stock Purchase Agreement, dated September 17, 2015, incorporated by reference to Exhibit 10.1 of Catasys, Inc.’s Form 8-K filed with the Securities and Exchange Commission on September 18, 2015.
10.9

Securities Purchase Agreement between Catasys, Inc. and accredited investors dated July 30, 2015 incorporated by reference to Exhibit 10.1 of Catasys, Inc.’s Form 8-K filed with the Securities and Exchange Commission on July 31, 2015.

10.10	Form of Lock-Up Agreement incorporated by reference to Exhibit 10.2 of Catasys, Inc.’s Form 8-K filed with the Securities and Exchange Commission on May 20, 2015.
10.11	Form of Warrant Exchange Agreement incorporated by reference to Exhibit 10.1 of Catasys, Inc.’s Form 8-K filed with the Securities and Exchange Commission on May 20, 2015.
10.12

Securities Purchase Agreement between Catasys, Inc. and accredited investors dated April 16, 2015 incorporated by reference to Exhibit 10.1 of Catasys, Inc.’s Form 8-K filed with the Securities and Exchange Commission on April 21, 2015.

10.13

Office Lease between Catasys, Inc. and Trizec Wilshire Center, LLC dated November 6, 2013, incorporated by reference to Exhibit 10.1 of Catasys, Inc.’s quarterly report on Form 10-Q filed with the Securities and Exchange Commission on November 13, 2013.

10.14

First Amendment to the Office Lease between Catasys, Inc. and Trizec Wilshire Center, LLC dated March 6, 2015, incorporated by reference to exhibit 10.27 of Catasys, Inc.’s Form 10-K filed with the securities and Exchange Commission on March 31, 2015.

10.15

Form of Subscription Agreement, dated August 15, 2016, between Catasys, Inc. and accredited investors incorporated by reference to Exhibit 10.1 of Catasys Inc.’s Form 10-Q filed with the Securities and Exchange Commission on August 15, 2016.

10.16

Form of Securities and Exchange Agreement, between Catasys, Inc. and Acuitas Group Holdings, LLC, incorporated by reference to Exhibit 10.1 of Catasys, Inc.’s Form 8-K filed with the Securities and Exchange Commission on December 23, 2016.

10.17

Subscription Agreement, between Catasys, Inc. and Acuitas Group Holdings, LLC, incorporated by reference to Exhibit 10.1 of Catasys, Inc.’s Form 8-K filed with the Securities and Exchange Commission on February 1, 2017.

10.18

Form of Exchange Agreement, dated August 15, 2016, by and between Catasys, Inc. and Acuitas Group Holdings, LLC, incorporated by reference to Exhibit 4.6 of Catasys, Inc.’s Form 10-Q filed with the Securities and Exchange Commission on November 14, 2016.

10.19#

2017 Stock Incentive Plan, incorporated by reference to Exhibit B of Catasys, Inc.’s Preliminary Information Statement on Schedule 14C filed with the Securities and Exchange Commission on February 28, 2017.

14.1

Code of Conduct and Ethics, incorporated by reference to exhibit of the same number of Catasys Inc.’s annual report on Form 10-K filed with the Securities and Exchange Commission for the year ended December 31, 2003.

21.1	Subsidiaries of the Company, incorporated by reference to Exhibit 21.1 of Catasys Inc.’s annual report on Form 10-K filed with the Securities and Exchange Commission on February 28, 2017.
23.1	Consent of Independent Registered Public Accounting Firm – Rose, Snyder & Jacobs LLP.
23.2*	Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (contained in Exhibit 5.1).
24.1	Power of Attorney (see signature page to original filing of this Registration Statement on Form S-1).

* Filed herewith.

# Management contract or compensatory plan or arrangement.